Exhibit 99.2 A Clear Path to Deliver Compelling Shareholder Value January 2021Exhibit 99.2 A Clear Path to Deliver Compelling Shareholder Value January 2021

CAUTIONARY STATEMENT This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding IFF’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward- looking statements. Statements in this presentation concerning IFF’s outlook for 2020 and beyond and future economic performance, anticipated profitability, revenues, expenses or other financial items, the expected impact of the Frutarom integration, including anticipated synergies and cost savings, the expected timetable for completing the proposed transaction with N&B, the benefits and synergies of the proposed transaction with N&B, future opportunities for the combined company and products and any other statements regarding IFF’s and N&B’s future operations, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Factors that could cause IFF’s actual results to differ materially include, but are not limited to, (1) disruption in the development, manufacture, distribution or sale of our products from COVID-19 and other public health crises, (2) risks related to the integration of the Frutarom business, including whether we will realize the benefits anticipated from the acquisition in the expected time frame, (3) unanticipated costs, liabilities, charges or expenses resulting from the Frutarom acquisition, (4) our ability to realize expected cost savings and increased efficiencies of the Frutarom integration and our ongoing optimization of our manufacturing facilities, (5) our ability to successfully establish and manage acquisitions, collaborations, joint ventures or partnership, (6) the increase in our leverage resulting from the additional debt incurred to pay a portion of the consideration for Frutarom and its impact on our liquidity and ability to return capital to its shareholders, (7) our ability to successfully market to our expanded and diverse Taste customer base, (8) our ability to effectively compete in our market and develop and introduce new products that meet customers’ needs, (9) our ability to retain key employees, (10) changes in demand from large multi-national customers due to increased competition and our ability to maintain “core list” status with customers, (11) our ability to successfully develop innovative and cost-effective products that allow customers to achieve their own profitability expectations, (12) disruption in the development, manufacture, distribution or sale of our products from natural disasters, international conflicts, terrorist acts, labor strikes, political crisis, accidents and similar events, (13) the impact of a disruption in our supply chain, including the inability to obtain ingredients and raw materials from third parties, (14) volatility and increases in the price of raw materials, energy and transportation, (15) the impact of a significant data breach or other disruption in our information technology systems, and our ability to comply with data protection laws in the U.S. and abroad, (16) our ability to comply with, and the costs associated with compliance with, regulatory requirements and industry standards, including regarding product safety, quality, efficacy and environmental impact, (17) our ability to react in a timely and cost-effective manner to changes in consumer preferences and demands, including increased awareness of health and wellness, (18) our ability to meet consumer, customer and regulatory sustainability standards, (19) our ability to benefit from our investments and expansion in emerging markets, (20) the impact of currency fluctuations or devaluations in the principal foreign markets in which we operate, (21) economic, regulatory and political risks associated with our international operations, (22) the impact of global economic uncertainty on demand for consumer products, (23) our ability to comply with, and the costs associated with compliance with, U.S. and foreign environmental protection laws, (24) our ability to successfully manage our working capital and inventory balances, (25) the impact of the failure to comply with U.S. or foreign anti-corruption and anti-bribery laws and regulations, including the U.S. Foreign Corrupt Practices Act, (26) any impairment on our tangible or intangible long-lived assets, including goodwill associated with the acquisition of Frutarom, (27) our ability to protect our intellectual property rights, (28) the impact of the outcome of legal claims, regulatory investigations and litigation, (29) changes in market conditions or governmental regulations relating to our pension and postretirement obligations, (30) the impact of changes in federal, state, local and international tax legislation or policies, including the Tax Cuts and Jobs Act, with respect to transfer pricing and state aid, and adverse results of tax audits, assessments, or disputes, (31) the impact of the United Kingdom’s departure from the European Union, (32) the impact of the phase out of the London Interbank Offered Rate (LIBOR) on interest expense, (33) risks associated with our pending combination with N&B, including business uncertainties and contractual restrictions while the transaction is pending, costs incurred in connection with the transaction, our ability to pursue alternative transactions, and the impact if we fail to complete the transaction, and (34) risks associated with the integration of N&B if we are successful in completing the transaction, including whether we will realize the anticipated synergies and other benefits of the transaction. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on the Company’s business. Accordingly, the Company undertakes no obligation to publicly revise any forward-looking statements, whether as a result of new information, future events, or otherwise. In addition to the factors set forth above, other factors that may affect IFF’s plans, results or stock price are set forth in IFF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Many of these factors are beyond IFF’s control and IFF cautions investors that any forward-looking statements made by IFF are not guarantees of future performance. IFF disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. 2CAUTIONARY STATEMENT This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding IFF’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward- looking statements. Statements in this presentation concerning IFF’s outlook for 2020 and beyond and future economic performance, anticipated profitability, revenues, expenses or other financial items, the expected impact of the Frutarom integration, including anticipated synergies and cost savings, the expected timetable for completing the proposed transaction with N&B, the benefits and synergies of the proposed transaction with N&B, future opportunities for the combined company and products and any other statements regarding IFF’s and N&B’s future operations, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Factors that could cause IFF’s actual results to differ materially include, but are not limited to, (1) disruption in the development, manufacture, distribution or sale of our products from COVID-19 and other public health crises, (2) risks related to the integration of the Frutarom business, including whether we will realize the benefits anticipated from the acquisition in the expected time frame, (3) unanticipated costs, liabilities, charges or expenses resulting from the Frutarom acquisition, (4) our ability to realize expected cost savings and increased efficiencies of the Frutarom integration and our ongoing optimization of our manufacturing facilities, (5) our ability to successfully establish and manage acquisitions, collaborations, joint ventures or partnership, (6) the increase in our leverage resulting from the additional debt incurred to pay a portion of the consideration for Frutarom and its impact on our liquidity and ability to return capital to its shareholders, (7) our ability to successfully market to our expanded and diverse Taste customer base, (8) our ability to effectively compete in our market and develop and introduce new products that meet customers’ needs, (9) our ability to retain key employees, (10) changes in demand from large multi-national customers due to increased competition and our ability to maintain “core list” status with customers, (11) our ability to successfully develop innovative and cost-effective products that allow customers to achieve their own profitability expectations, (12) disruption in the development, manufacture, distribution or sale of our products from natural disasters, international conflicts, terrorist acts, labor strikes, political crisis, accidents and similar events, (13) the impact of a disruption in our supply chain, including the inability to obtain ingredients and raw materials from third parties, (14) volatility and increases in the price of raw materials, energy and transportation, (15) the impact of a significant data breach or other disruption in our information technology systems, and our ability to comply with data protection laws in the U.S. and abroad, (16) our ability to comply with, and the costs associated with compliance with, regulatory requirements and industry standards, including regarding product safety, quality, efficacy and environmental impact, (17) our ability to react in a timely and cost-effective manner to changes in consumer preferences and demands, including increased awareness of health and wellness, (18) our ability to meet consumer, customer and regulatory sustainability standards, (19) our ability to benefit from our investments and expansion in emerging markets, (20) the impact of currency fluctuations or devaluations in the principal foreign markets in which we operate, (21) economic, regulatory and political risks associated with our international operations, (22) the impact of global economic uncertainty on demand for consumer products, (23) our ability to comply with, and the costs associated with compliance with, U.S. and foreign environmental protection laws, (24) our ability to successfully manage our working capital and inventory balances, (25) the impact of the failure to comply with U.S. or foreign anti-corruption and anti-bribery laws and regulations, including the U.S. Foreign Corrupt Practices Act, (26) any impairment on our tangible or intangible long-lived assets, including goodwill associated with the acquisition of Frutarom, (27) our ability to protect our intellectual property rights, (28) the impact of the outcome of legal claims, regulatory investigations and litigation, (29) changes in market conditions or governmental regulations relating to our pension and postretirement obligations, (30) the impact of changes in federal, state, local and international tax legislation or policies, including the Tax Cuts and Jobs Act, with respect to transfer pricing and state aid, and adverse results of tax audits, assessments, or disputes, (31) the impact of the United Kingdom’s departure from the European Union, (32) the impact of the phase out of the London Interbank Offered Rate (LIBOR) on interest expense, (33) risks associated with our pending combination with N&B, including business uncertainties and contractual restrictions while the transaction is pending, costs incurred in connection with the transaction, our ability to pursue alternative transactions, and the impact if we fail to complete the transaction, and (34) risks associated with the integration of N&B if we are successful in completing the transaction, including whether we will realize the anticipated synergies and other benefits of the transaction. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on the Company’s business. Accordingly, the Company undertakes no obligation to publicly revise any forward-looking statements, whether as a result of new information, future events, or otherwise. In addition to the factors set forth above, other factors that may affect IFF’s plans, results or stock price are set forth in IFF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Many of these factors are beyond IFF’s control and IFF cautions investors that any forward-looking statements made by IFF are not guarantees of future performance. IFF disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. 2

NON-GAAP MEASURES; ADDITIONAL INFORMATION Use of Non-GAAP Financial Measures We provide in this presentation non-GAAP financial measures, including: (i) currency neutral sales; (ii) adjusted EBITDA; (iii) adjusted EBITDA margin; (iv) free cash flow; (v) net debt to adjusted EBITDA. Our non-GAAP financial measures are defined below. A reconciliation of these non-GAAP financial measures to their respective GAAP measures is available on our website. Currency Neutral metrics eliminate the effects that result from translating international currency to U.S. dollars. We calculate currency neutral numbers by comparing current year results to the prior year results restated at exchange rates in effect for the current year based on the currency of the underlying transaction. Organic currency neutral sales are currency neutral sales excluding the impact of acquisitions for the twelve months following the acquisition. Adjusted EBITDA and adjusted EBITDA margin excludes the impact of interest expense, taxes on income, depreciation and amortization, non-operational and nonrecurring items, and non-cash items. Nonoperational items excluded are operational improvement initiatives, acquisition related costs, integration related costs, restructuring and other changes, Frutarom acquisition costs and N&B merger related costs. Nonrecurring items excluded are litigation settlements, acceleration of contingent consideration, FDA mandated product recall and compliance review & legal defense costs. Non-cash items excluded are (gains) losses on sale of assets and stock-based compensation. Free Cash Flow is operating cash flow (i.e. cash flow from operations) less capital expenditures. Net Debt to Adjusted EBITDA is the leverage ratio used in our credit agreement and defined as Net Debt (which is long-term debt less cash and cash equivalents) divided by Adjusted EBITDA. However, as Adjusted EBITDA for these purposes were calculated in accordance with the provisions of the credit agreement, it may differ from the calculation used for other purposes. These non-GAAP measures are intended to provide additional information regarding our underlying operating results and comparable year-over-year performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. In discussing our historical and expected future results and financial condition, we believe it is meaningful for investors to be made aware of and to be assisted in a better understanding of, on a period-to-period comparable basis, financial amounts both including and excluding these identified items, as well as the impact of exchange rate fluctuations. These non-GAAP measures should not be considered in isolation or as substitutes for analysis of the Company’s results under GAAP and may not be comparable to other companies’ calculation of such metrics. Forward-Looking Non-GAAP Metrics. This presentation also includes our expectations for long-term (i) currency neutral organic sales growth; (ii) adjusted EBITDA margin by 2023; (iii) free cash flow and; (iv) net debt to adjusted EBITDA ratio in 2023. The closest corresponding GAAP measure to these non-GAAP measures and a reconciliation of the differences between the non-GAAP metric expectation and the corresponding GAAP measure is not available without unreasonable effort due to length of the forecasted period and potential variability, complexity and low visibility as to items such as future contingencies and other costs that would be excluded from the GAAP measure, and the tax impact of such items, in the relevant future period. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results. Additional Information and Where to Find It This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed combination with N&B, IFF has filed a registration statement on Form S-4, and N&B has filed a registration statement on Form S-4/S-1, each containing a prospectus, dated December 31, 2020, and DuPont has filed a Schedule TO with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, PROSPECTUS, THE AMENDMENTS TO THESE FILINGS, AND ANY SUPPLEMENTS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IFF, N&B, NEPTUNE MERGER SUB I INC., NEPTUNE MERGER SUB II LLC AND THE PROPOSED TRANSACTION. Such documents can be obtained free of charge from the SEC’s website at www.sec.gov. Free copies of these documents, once available, and each of the companies’ other filings with the SEC may also be obtained from the respective companies by contacting the investor relations department of DuPont or IFF. 3NON-GAAP MEASURES; ADDITIONAL INFORMATION Use of Non-GAAP Financial Measures We provide in this presentation non-GAAP financial measures, including: (i) currency neutral sales; (ii) adjusted EBITDA; (iii) adjusted EBITDA margin; (iv) free cash flow; (v) net debt to adjusted EBITDA. Our non-GAAP financial measures are defined below. A reconciliation of these non-GAAP financial measures to their respective GAAP measures is available on our website. Currency Neutral metrics eliminate the effects that result from translating international currency to U.S. dollars. We calculate currency neutral numbers by comparing current year results to the prior year results restated at exchange rates in effect for the current year based on the currency of the underlying transaction. Organic currency neutral sales are currency neutral sales excluding the impact of acquisitions for the twelve months following the acquisition. Adjusted EBITDA and adjusted EBITDA margin excludes the impact of interest expense, taxes on income, depreciation and amortization, non-operational and nonrecurring items, and non-cash items. Nonoperational items excluded are operational improvement initiatives, acquisition related costs, integration related costs, restructuring and other changes, Frutarom acquisition costs and N&B merger related costs. Nonrecurring items excluded are litigation settlements, acceleration of contingent consideration, FDA mandated product recall and compliance review & legal defense costs. Non-cash items excluded are (gains) losses on sale of assets and stock-based compensation. Free Cash Flow is operating cash flow (i.e. cash flow from operations) less capital expenditures. Net Debt to Adjusted EBITDA is the leverage ratio used in our credit agreement and defined as Net Debt (which is long-term debt less cash and cash equivalents) divided by Adjusted EBITDA. However, as Adjusted EBITDA for these purposes were calculated in accordance with the provisions of the credit agreement, it may differ from the calculation used for other purposes. These non-GAAP measures are intended to provide additional information regarding our underlying operating results and comparable year-over-year performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. In discussing our historical and expected future results and financial condition, we believe it is meaningful for investors to be made aware of and to be assisted in a better understanding of, on a period-to-period comparable basis, financial amounts both including and excluding these identified items, as well as the impact of exchange rate fluctuations. These non-GAAP measures should not be considered in isolation or as substitutes for analysis of the Company’s results under GAAP and may not be comparable to other companies’ calculation of such metrics. Forward-Looking Non-GAAP Metrics. This presentation also includes our expectations for long-term (i) currency neutral organic sales growth; (ii) adjusted EBITDA margin by 2023; (iii) free cash flow and; (iv) net debt to adjusted EBITDA ratio in 2023. The closest corresponding GAAP measure to these non-GAAP measures and a reconciliation of the differences between the non-GAAP metric expectation and the corresponding GAAP measure is not available without unreasonable effort due to length of the forecasted period and potential variability, complexity and low visibility as to items such as future contingencies and other costs that would be excluded from the GAAP measure, and the tax impact of such items, in the relevant future period. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results. Additional Information and Where to Find It This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed combination with N&B, IFF has filed a registration statement on Form S-4, and N&B has filed a registration statement on Form S-4/S-1, each containing a prospectus, dated December 31, 2020, and DuPont has filed a Schedule TO with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, PROSPECTUS, THE AMENDMENTS TO THESE FILINGS, AND ANY SUPPLEMENTS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IFF, N&B, NEPTUNE MERGER SUB I INC., NEPTUNE MERGER SUB II LLC AND THE PROPOSED TRANSACTION. Such documents can be obtained free of charge from the SEC’s website at www.sec.gov. Free copies of these documents, once available, and each of the companies’ other filings with the SEC may also be obtained from the respective companies by contacting the investor relations department of DuPont or IFF. 3

Andreas Fibig Rustom Jilla Michael DeVeau Chairman and Executive Vice Senior Vice President, Chief Executive Officer President, Chief Investor Relations Financial Officer & Communications SPEAKERSAndreas Fibig Rustom Jilla Michael DeVeau Chairman and Executive Vice Senior Vice President, Chief Executive Officer President, Chief Investor Relations Financial Officer & Communications SPEAKERS

AGENDA 1. A New Industry-Defining Leader 2. ESG Leadership at the Core of Business 3. Substantial Synergy Opportunities to Drive Value Creation 4. Best-in-Class Financial Profile 5. Strong Management Team and Board of Directors 6. Summary 5AGENDA 1. A New Industry-Defining Leader 2. ESG Leadership at the Core of Business 3. Substantial Synergy Opportunities to Drive Value Creation 4. Best-in-Class Financial Profile 5. Strong Management Team and Board of Directors 6. Summary 5

A COMPELLING COMBINATION

Significant value creation opportunities across all stakeholders iff — A global leader in taste, scent and nutrition

Broader
Set of Ingredients and Solutions

Deeper
Innovation and R&D Platform

Shared
Focus on Consumer-Oriented End Markets

~$11B Expected Annual Revenue[1]

~$2.5B Expected Annual EBITDA[1 2]

DuPont Nutrition & Biosciences — Leading value-added ingredients & solutions provider

THE NEW IFF

STRATEGIC RATIONALE	VALUE PROPOSITION
BROADENS CATEGORY EXPOSURE	• Expands breadth of capabilities • #1 or #2 position across complementary high-value ingredients
EXPANDS R&D CAPABILITIES & EXPERTISE	• Best-in-class R&D and innovation capabilities and strongest industry pipeline to develop proactive solutions • Talent with both creative and scientific expertise • Top quartile R&D spend annually in industry, with a significant patent portfolio as a combined company
DIFFERENTIATED INTEGRATED SOLUTIONS	• Stronger & broadest differentiated product offerings • Ability to improve speed-to-market • Greater simplification of supply chain

6

1. Estimate for 2020 per IFF's S-4 filing on December 22, 2020. 2. Before anticipated benefit of cost synergies

6

We Will THE NEW IFF Win On Execution A REIMAGINED INNOVATION PARTNER… • Unmatched scale, R&D capabilities and portfolio strength to lead industry evolution • A partner that is uniquely positioned at the intersection of science and creativity to deliver essential solutions through industry-leading investment in R&D and the #1 or #2 position across nearly all high-value categories WITH A LEADING FINANCIAL PROFILE… • Execution will drive robust sales growth, best-in-class margin profile & strong free cash flow generation • Significant revenue & cost synergy realization opportunities supported by structured execution framework • Commitment to disciplined capital management approach & continued portfolio optimization DRIVEN BY AN ENHANCED LEADERSHIP TEAM FOCUSED ON EXECUTION • Highly experienced executive committee, reflecting the strength of both organizations • Outstanding Board of Directors representing diverse industries & backgrounds, brings in-depth expertise and insightful new voices 7We Will THE NEW IFF Win On Execution A REIMAGINED INNOVATION PARTNER… • Unmatched scale, R&D capabilities and portfolio strength to lead industry evolution • A partner that is uniquely positioned at the intersection of science and creativity to deliver essential solutions through industry-leading investment in R&D and the #1 or #2 position across nearly all high-value categories WITH A LEADING FINANCIAL PROFILE… • Execution will drive robust sales growth, best-in-class margin profile & strong free cash flow generation • Significant revenue & cost synergy realization opportunities supported by structured execution framework • Commitment to disciplined capital management approach & continued portfolio optimization DRIVEN BY AN ENHANCED LEADERSHIP TEAM FOCUSED ON EXECUTION • Highly experienced executive committee, reflecting the strength of both organizations • Outstanding Board of Directors representing diverse industries & backgrounds, brings in-depth expertise and insightful new voices 7

THE NEW INDUSTRY-DEFINING LEADER

Scale & portfolio strength creates competitive advantage as industry transforms

+$11B pro-forma revenue

Net sales of +$11B[1] is ~$4B or ~60% higher than nearest peer

1.5X pro-forma R&D investment

Industry-leading R&D investment with an annual budget 1.5x the size of peers

#1 or #2 in core categories

Leader in nutrition, cultures, enzymes, probiotics, soy proteins, flavor & fragrances

~26% pro-forma EBITDA margin[2]

Best-in-class financial profile including synergies benefits

~48% pro-forma sales to small, medium & private label customers[3]

45,000+ customers; Majority in high-growth segments

~43% pro-forma emerging market revenue

Truly global footprint with significant exposure to high growth markets

1) Pro forma for full year results. Transaction expected to close February 1, 2021
2) Inclusive of synergy realization
3) Small, Medium & private label customers defined as annual sales less than $5M annually iff

8

LEADER ACROSS ATTRACTIVE MARKETS

Breadth of capability & exposure establishes leading competitive position

		IFF + DuPont N&B	Peer 1	Peer 2	Peer 3	Peer 4	Peer 5	Peer 6
Food & Beverage	Functional Solutions[1]	🏅	✓	✓				
	Emulsifiers & Lecithin	🏅		✓				
	Sweeteners [2]	🏅	✓					
	Plant Protein [2]	🏅		✓				
Health & Bioscience	Cultures	🏅	✓					🏅
	Probiotics	🏅		✓		✓		🏅
	Enzymes	🏅	✓	✓			🏅	✓
	Animal Nutrition[1]	✓	✓				✓	✓
Pharma	Excipients	🏅		✓				
	Nutraceuticals[1]	✓	✓		✓	✓		
Flavor & Fragrance	Flavors	🏅		✓	🏅	✓		
	Fragrances	🏅			🏅	✓		
	Cosmetic Ingredients[1]	✓	✓		✓	✓		

🏅 Category Leader Position ✓ Participates in the category

iff

Source: Company information 1. Functional solutions, Animal Nutrition, Nutraceuticals and Cosmetic Ingredients are widely defined categories with limited traditional "leadership". 2. In relevant segments

9

CONSUMER TRENDS RESHAPING VALUE CHAIN

Significant opportunity for IFF customers with innovation

SUSTAINED TRENDS

- Natural, health & wellness
- Clean label
- Traceability & sustainability

ACCELERATING TRENDS

- Healthy Food
- Plant Protein
- Snacking
- Active Self-Care
- Hygiene
- Natural Health
- Food Safety & Waste

IMPACTING ALL CUSTOMERS

- Global Champions
- Regional Leaders
- Private Label
- Emerging Brands



All of this leads to higher expectations of CPG value chain partners

Arrows indicate impact of COVID-19

10

WELL-POSITIONED TO WIN

Strongest partner to co-create essential solutions for on-trend innovation

CUSTOMER EXPECTATIONS	IFF'S COMPETITIVE ADVANTAGE
Customers are outsourcing innovation & becoming increasingly focused on securing "co-creation" partners • Technological advantages a key selling point • Speed of innovation to beat competitors to market • Integrated solutions to drive efficiency **Small & Medium customers and emerging markets expected to outgrow established channels** • Impacted during COVID-19, however, expected to re-establish higher growth trajectory post pandemic • GLOBAL reach and LOCAL expertise increasingly important	✓ Leading co-creation capability supported by the breadth and depth of ingredients portfolio as well as leading R&D capability & creative expertise ✓ Single Point of Contact for development, troubleshooting, quality assurance/ control ✓ Multiple ingredient compatibility no longer an issue ✓ Global platform with local capability: enabling access to local ingredients and consumer insight knowledge ✓ Custom and differentiated innovation for all product segments: development of "next gen" products iff 11

BROADEST PRODUCT OFFERING Enhanced offering with the highest product value for all customers IFF OFFERING VALUE TO CUSTOMER Quality of category-leading Single Ingredients Broadest portfolio of single ingredients Highly competitive field ingredient portfolio Quality of category leader Multiple Ingredients One-stop shop for multiple ingredients Improved product delivery Several global leaders Supply chain efficiency Strongest products within market Increased speed to market End-to-end partnership Integrated Solutions Handful of early adopters from concept to delivery Control of R&D through value chain Product development cost efficiency First to market with truly Market First Products Breakthrough technologies from R&D New IFF differentiated products (i.e., biotechnology) 12BROADEST PRODUCT OFFERING Enhanced offering with the highest product value for all customers IFF OFFERING VALUE TO CUSTOMER Quality of category-leading Single Ingredients Broadest portfolio of single ingredients Highly competitive field ingredient portfolio Quality of category leader Multiple Ingredients One-stop shop for multiple ingredients Improved product delivery Several global leaders Supply chain efficiency Strongest products within market Increased speed to market End-to-end partnership Integrated Solutions Handful of early adopters from concept to delivery Control of R&D through value chain Product development cost efficiency First to market with truly Market First Products Breakthrough technologies from R&D New IFF differentiated products (i.e., biotechnology) 12

UNRIVALLED INNOVATION PLATFORM

Unlocking value for customers in line with consumer demand

	FABRIC CARE Superior Cold Water Laundry Detergent	FOOD & BEVERAGE Better Plant-Based Burger	INGREDIENTS More Secure & Robust Ingredient Pipeline
CONSUMER EXPECTATIONS	Hygiene Sustainability Clean Label	Plant Protein Health & Wellness Food Safety	Sustainability Health & Wellness
POTENTIAL OF NEW IFF PLATFORM	**Enzymes** Fluidity, Stain removal, Malodor **Microbial Control** Antimicrobial & shelf-life	**Texturants** Mouthfeel **Binders** "Glue" ingredients together **Plant-Based Protein** Nutritional component **Emulsifiers** Bun yield **System Blends** Dairy-free cheese	**Libraries** Extensive Portfolio **Enzymes** Optimizing Synthetic Processes **Biotechnology** De-Risking Supply
	Fragrance Scent & odor coverage **Encapsulation** Fit-for-purpose delivery and performance	**Flavor & Seasonings** Taste **Taste Modulation** Bitterness & salt reduction **Delivery Systems** Flavor performance **Natural Antioxidants** Food **Natural Color & Grill Mark** Appearance & clean label	**New Molecule Discovery** Scent Ingredients **Green Chemistry** Consumer-Friendly Processes **Renewability** Environmentally Responsible Sourcing **Natural or Natural Derived** Consumer-Friendly Materials
CUSTOMER BENEFITS	✓ Product efficacy ✓ Speed to market ✓ Supply chain efficiency	✓ Product efficacy ✓ Speed to market ✓ Traceability ✓ R&D and supply chain efficiency	✓ Product efficacy ✓ Breakthrough innovation

DUPONT N&B PRODUCT OFFERING | IFF PRODUCT OFFERING

iff

13

ESG CORE TO OUR SUCCESS

Ambitious targets with increased focus on reporting and transparency

	FOCUS OUR EFFORTS	SET CLEAR TARGETS	REPORT PROGRESS
Environmental Footprint	Reducing greenhouse gas (GHG) emissions, conserving water & eliminating waste	2025 EcoEffective+ goals include Science Based Target to reduce Scope 1, 2 and 3 GHGs	On track to achieve 2025 goals, e.g.: Reduced GHGs by 19.5% below 2015 levels*
Responsible Sourcing	Accelerating ethical standards in our supply chain	Reducing impact to the environment and supporting workers and grower communities	75%* of supplier spend assessed through EcoVadis or Sedex, leading supply chain information platforms
Sustainable Innovation	Driving circular design principles	Continuing to drive sustainable innovation through a robust R&D pipeline	Developed first fine fragrance collection to be EWG Verified™ and Cradle to Cradle Certified™ with Henry Rose
People & Communities	Building a diverse, inclusive and safe culture	Employee-defined agenda advances the three pillars of our D&I mission	First and only company to earn EDGE Move certification globally

Core belief across the organization that responsible operations will generate long-term stakeholder value

* Based on our 2015 site portfolio

** All data is for legacy IFF and excluded Frutarom and N&B

iff

14

PROVEN ABILITY TO ACCOMPLISH OBJECTIVES Our commitment to ESG has set the standard for the industry R AT I N G S R A N K I N G S We are committed to making real progress at every opportunity ESG Score: 79 (Leader) Met and exceeded 3 of 4 2020 6 / 127 Chemicals industry environmental goals and set Produced by Sustainalytics as of December 17, 2019 aggressive 2025 EcoEffective+ goals Sustainability reporting in GRI framework since 2010 and in SASB framework since 2019 Produced by MSCI ESG Research as of December 10, 2020 We encourage our customers and employees to rethink conventional wisdom delivering ESG Disclosure: 65.7 what the world needs Source: Bloomberg Finance L.P. 15PROVEN ABILITY TO ACCOMPLISH OBJECTIVES Our commitment to ESG has set the standard for the industry R AT I N G S R A N K I N G S We are committed to making real progress at every opportunity ESG Score: 79 (Leader) Met and exceeded 3 of 4 2020 6 / 127 Chemicals industry environmental goals and set Produced by Sustainalytics as of December 17, 2019 aggressive 2025 EcoEffective+ goals Sustainability reporting in GRI framework since 2010 and in SASB framework since 2019 Produced by MSCI ESG Research as of December 10, 2020 We encourage our customers and employees to rethink conventional wisdom delivering ESG Disclosure: 65.7 what the world needs Source: Bloomberg Finance L.P. 15

SIGNIFICANT SYNERGY OPPORTUNITIES

Combination creates platform for strong shareholder value creation

REVENUE SYNERGIES	COST SYNERGIES
$400M	**$300M**
Run-rate achieved by the end of year three	**Run-rate achieved by the end of year three**
EBITDA Impact of $145M Net of Reinvestments	

Cost to Achieve Year Three Synergy Target: ~$355M

iff

16

EXPECTED REVENUE SYNERGY CONTRIBUTION

Accelerating top-line performance in year two and year three post deal close

REVENUE SYNERGY APPROACH

- Expecting 12–18-month incubation to commercialization leading to a rapid ramp up post year one
- Substantial opportunity to cross-sell complementary products and solutions to customer base
- Expect early pick up from mid-sized, regional and emerging players due to product development lifecycle

WHAT WE'VE LEARNED…

- Revenue synergies take more time to achieve
- Ensuring accountability and unified KPIs is critical
- We must protect our base business growth through deep operational focus amid pursuit of revenue synergies

REVENUE SYNERGY RAMP

	SALES	EBITDA
2021 Identify opportunities that have the potential to accelerate business long-term Deliver proof of concept wins	~$20M	~$5M
2022 Capitalize on initial momentum to generate further opportunities in select business offerings	~$140M	~$40M
2023 Build on established Integrated Solutions leadership to expand existing relationships while acquiring new customers	~$300M	~$100M
2024 Continued R&D execution to yield wins	~$400M	~$145M

* Cumulative P&L impact on a pro-forma/full year basis

iff

17

DEFINING PRIORITY GROWTH OPPORTUNITIES

Leveraging customer scale to sharpen go-to-market approach

End Market	Example Proactive Initiatives
Food & Beverage	• Solutions for delivering **superior mouthfeel for beverages** targeting low sugar, clean label • **Meat alternatives:** solutions for sodium reduction, modulation, fat mimicry • Combining flavors and proteins for dairy and plant-based **frozen desserts**
Health & Wellness	• Better-tasting **functional beverages** including probiotics, fibers, proteins • **Cross-sell IFF's flavors portfolio** into the pharmaceutical and dietary supplement market
Home & Personal Care	• Superior **Malodor Control Solutions** with IFF fragrance and N&B bio-actives • Cross-sell **HPC products & Fragrance** to HPC customers • Functional ingredients portfolio expansion in **Cosmetic Actives**

- Engaging in many conversations with customers across priority end markets
- Identified immediate, near-term and medium-term expansion opportunities
- Account-by-account review with coordinated approach between business division, sales team and integrated solutions
- Pursuing high-value offerings to "push" to customers while seeking in-depth engagements to identify new offerings

Team worked with 100+ business stakeholders to identify, size and refine revenue synergy ideas into a prioritized list of ~40 high value projects iff

18

EXPECTED COST SYNERGY CONTRIBUTION

Substantial opportunity to drive margin expansion with $300 million of synergies

COST SYNERGY TIMING


$45M
$120M
$180M
$220M
$285M
$300M
2021
2022
2023
Realized Savings
Run-Rate Savings

SOURCES OF VALUE CREATION


50%
35%
15%
PROCUREMENT
GENERAL & ADMINISTRATIVE COSTS
OPERATIONS

* Realized is defined as the cumulative P&L impact on a pro-forma/full year basis; Run-rate is defined as the cumulative impact annualized over a 12-month period

19

CLEAR EXECUTION PLAN

Unlocking savings by leveraging combined strength & optimizing non-strategic costs

PROCUREMENT	GENERAL & ADMINISTRATIVE COSTS	OPERATIONS

Accelerate Rationalization & Harmonization

- Supplier consolidation
- More efficient sourcing
- Insourcing potential
- Logistics, packaging & supplies savings

Streamline Overhead Expenses

- Application of best practices from both organizations
- Streamlining corporate functions (i.e., shared service centers)
- Eliminating non-strategic / low value-add costs

Rationalization Operations

- Lower production, warehouse and distribution costs
- Operational excellence
- Digital transformation
- Optimization of real estate

Fully developed workplan for ~85 initiatives driving targeted savings iff

20

LONG-TERM FINANCIAL OUTLOOK

Execution set to deliver best-in-class financial profile

4 - 5%

Currency Neutral Organic Sales Growth

~26%

EBITDA Margin in 2023

~$2B

Free Cash Flow[1] Generation in 2023[2]

<3.0x

Targeting Net Debt to EBITDA in 24 to 36months post close

Strong Position to Generate Shareholder Value

1. Free cash flow is defined as cash flow from operations minus capex
2. Not inclusive of potential asset divestitures to be evaluated post-close iff

21

BEST-IN-CLASS FINANCIAL PROFILE Leading revenue, EBITDA margin & free cash flow generation 1 R EV E N U E $11.1B $7.1B $6.7B $6.7B $4.0B Significant 3 3 IFF + N&B Peer 1 Peer 2 Peer 3 Peer 4 Valuation E B I T D A 4 ~26% by 2023 22 Multiple 1 M A R G I N Expansion 22% 21% 21% 21% 18% Opportunity 3 3 IFF + N&B Peer 4 Peer 2 Peer 1 Peer 3 FREE ~$2B by 2023 1 , 2 C A S H F L O W $1.4B $1.0B $0.9B $0.7B $0.5B IFF + N&B Peer 2 Peer 1 Peer 3 Peer 4 Source: Company information, FX converted at average 2020 rate 1. IFF + N&B shown for 2020E; Peer data shown YTD (as of Q3’20 for Peer 1 and as of Q2’20 for Peer 2, 3 and 4) 2. Free cash flow is defined as cash flow from operations minus capex 3. Financials reflect nutrition portions of portfolio only 22 22 4. Includes the impact of estimated revenue and cost synergiesBEST-IN-CLASS FINANCIAL PROFILE Leading revenue, EBITDA margin & free cash flow generation 1 R EV E N U E $11.1B $7.1B $6.7B $6.7B $4.0B Significant 3 3 IFF + N&B Peer 1 Peer 2 Peer 3 Peer 4 Valuation E B I T D A 4 ~26% by 2023 22 Multiple 1 M A R G I N Expansion 22% 21% 21% 21% 18% Opportunity 3 3 IFF + N&B Peer 4 Peer 2 Peer 1 Peer 3 FREE ~$2B by 2023 1 , 2 C A S H F L O W $1.4B $1.0B $0.9B $0.7B $0.5B IFF + N&B Peer 2 Peer 1 Peer 3 Peer 4 Source: Company information, FX converted at average 2020 rate 1. IFF + N&B shown for 2020E; Peer data shown YTD (as of Q3’20 for Peer 1 and as of Q2’20 for Peer 2, 3 and 4) 2. Free cash flow is defined as cash flow from operations minus capex 3. Financials reflect nutrition portions of portfolio only 22 22 4. Includes the impact of estimated revenue and cost synergies

CAPITAL ALLOCATION POLICY

Committed to maintaining strong balance sheet to deliver shareholder value

CAPEX INVESTMENT TO SUPPORT BUSINESS

1 **Debt Repayment**

Free cash flow net of dividend payments to be deployed to pay down debt

2 **Dividend Policy**

IFF is committed to maintaining current policy

3 **Portfolio Optimization**

IFF intends to evaluate and execute possible divestiture candidates post transaction close

4 **Share Buyback Program**

IFF expects to reauthorize a share buyback program once <3.0x leverage target realized

Balanced Capital Allocation Policy to Enhance Total Shareholder Returns

23

DEFINED STRUCTURE TO ENSURE EXECUTION

Cross-functional group empowered to deliver value creation opportunity

INTEGRATION MANAGEMENT OFFICE	STRUCTURED APPROACH

INTEGRATION MANAGEMENT OFFICE

- ✓ Full-year of integration planning process completed
- ✓ Transition of integration management office (IMO) from pre-integration planning to post-integration execution
- ✓ Integration management office consists of about 50 executives with representation of both companies across all functions
- ✓ Direct IMO reporting structure into CFO with regular & frequent engagement from Chairman & CEO
- ✓ Established Board Integration Sub-Committee, with updates on synergy progression to full Board at each meeting
- ✓ Appointment of cost synergy lead, fully accountable to deliver plan
- ✓ Enhanced leadership team with large-scale integration experience
  - N&B team has executed 4 large-scale integrations with significant margin expansion in the last 10 years

STRUCTURED APPROACH

CEO/CFO Ownership

- Ensure accountability & drive execution
- Evaluate progress & impact
- Assign resources
- Remove roadblocks

IMO Leadership

- Manage overall program
- Track and report on progress
- Identify roadblocks

Business Activation

- Drive revenue & cost synergies
- Synchronize systems
- Identify issues

iff

24

LEGACY IFF
LEGACY N&B
NEW TO IFF (SINCE 2020)

EXCEPTIONAL LEADERSHIP TEAM

Highly talented, diverse and experienced team focused on execution

CHAIRMAN & CEO


Andreas Fibig

DIVISIONAL LEADERSHIP

TASTE, FOOD & BEVERAGE


Kathy Fortmann

HEALTH & BIOSCIENCES


Simon Herriott

SCENT


Nicolas Mirzayantz

PHARMA SOLUTIONS


Angela Strzelecki

CORPORATE LEADERSHIP

OPERATIONS


Francisco Fortanet

FINANCE


Rustom Jilla

LEGAL


Jennifer Johnson

R&D / INTEGRATED SOLUTIONS


Gregory Yep

CORPORATE LEADERSHIP

IR & COMMUNICATIONS


Michael DeVeau

STRATEGY


Etienne Laurent

COMMERCIAL EXCELLENCE


Greg Soutendijk

HUMAN RESOURCES


Susana Suarez

INFORMATION TECHNOLOGY


Vic Verma

Extended Leadership Team Below Executive Committee Established and Ready to Execute Strategic Plan from Day 1 iff

25

BEST-IN-CLASS BOARD OF DIRECTORS

Global insight with a fresh perspective and focus on execution



Andreas Fibig
IFF Chairman and CEO
(since 2014)
- President and Chairman of Bayer HealthCare Pharmaceuticals (2008-2014)
- Board of Directors, Novo Nordisk (Since 2018)

- Significant representation from both IFF and DuPont – equal representation as of 2022 Annual Meeting
- Proven executives with track-record of overseeing transformative merger integration, implementing global financial programs and driving growth in the CPG and pharmaceutical sectors



Edward Breen[1]
Executive Chairman and CEO, DuPont
(since 2019)
- CEO of DowDuPont (2017-2019)
- Board of Directors, Comcast (Since 2014)



Dr. Kathryn Boor
Dean of the Graduate School and Vice Provost for Graduate Education at Cornell University (Since 2020)
- Dean of the College of Agriculture and Life Sciences (CALS) (2010-2020)
- Board of Directors, Seneca Foods (Since 2019)



Carol A. (John) Davidson
Former, SVP and Chief Accounting Officer, Tyco International (2004-2012)
- Board of Directors, FMC Corporation (Since 2020)
- Board of Directors, TE Connectivity (Since 2016)



Michael Ducker
Former President and CEO, FedEx Freight (2015-2018)
- Board of Directors, IFF (Since 2014)
- Board of Directors, Amway (Since 2013)
- Board of Directors, nVent Electric plc (Since 2018)
- Board of Directors, U.S. Xpress (2020)



Roger W. Ferguson Jr
President and CEO, TIAA-CREF
(since 2008 – March 2021)
- Board of Directors, IFF (Since 2010)
- Board of Directors, General Mills (Since 2015)
- Board of Directors, Alphabet (Since 2016)



John Ferraro
Former Global COO, Ernst & Young (2007-2015)
- Board of Directors, IFF (Since 2015)
- Board of Directors, ManpowerGroup (Since 2016)
- Board of Directors, Advance Auto Parts (Since 2015)

26

iff

[1] Edward Breen will join the Board of the combined company following the close of the transaction and will assume the role of Lead Independent Director for the New IFF on June 1, 2021.

26

BEST-IN-CLASS BOARD OF DIRECTORS

Global insight with a fresh perspective and focus on execution



Christina Gold
Former CEO, Western Union
(2006-2010)
- Board of Directors, IFF (Since 2013)
- Non-Executive Chairman, Korn/Ferry (Since 2019)
- Former Director, ITT Corporation, Exelis & New York Life Insurance



Ilene Gordon
Former Chairman, President and CEO
of Ingredion Incorporated
(2009-2018)
- Board of Directors, Lockheed Martin (Since 2016)
- Board of Directors, International Paper (Since 2012)



Dr. Matthias Heinzel
President, DuPont N&B
(Since 2019)
- President DuPont N&H (2015-2019)
- Executive Board, Merck KGaA (Effective 4/21)
- CEO Life Science, Merck KGaA (Effective 4/21)



Dale Morrison
Founding Partner, Twin Ridge Capital
(Since 2016)
- Lead Director, IFF (Since 2011)
- Board of Directors, IHG (Since 2011)
- Former President and CEO of McCain Foods Limited (2004-2011)
- Former President and CEO of Campbell Soup Company (1997-2000)



Kåre Schultz
President , CEO and Director, Teva Pharmaceuticals
(Since 2017)
- Former President and CEO, H. Lundbeck A/S. (2015-2017)
- Former Chairman, Royal Unibrew A/S (2017-2018)
- Former Director, LEGO Group (2007-2020)



Stephen Williamson
SVP and CFO, Thermo Fisher Scientific
(Since 2015)
- Board of Directors, IFF (Since 2017)
- Member, Institute of Chartered Accountants of England and Wales

27

iff

27

Highly THE NEW IFF Focused on Execution to Deliver ✓Unmatched scale & portfolio to lead industry evolution & accelerate growth Shareholder Value ✓Disciplined focus on synergies & productivity to lead to industry-leading margin ✓Proven ability to embed ESG into strategy & enhance our leading ESG program ✓Balanced capital allocation policy that focuses on deleveraging & returning capital to shareholders to enhance total shareholder return ✓Enhanced leadership and governance ready to execute 28Highly THE NEW IFF Focused on Execution to Deliver ✓Unmatched scale & portfolio to lead industry evolution & accelerate growth Shareholder Value ✓Disciplined focus on synergies & productivity to lead to industry-leading margin ✓Proven ability to embed ESG into strategy & enhance our leading ESG program ✓Balanced capital allocation policy that focuses on deleveraging & returning capital to shareholders to enhance total shareholder return ✓Enhanced leadership and governance ready to execute 28